Significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2022
Significant accounting policies
Basis of preparation

2.1Basis of preparation

The consolidated financial statements of the VIA Group have been prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) and the related interpretations issued by the IFRS Interpretations Committee.

All amounts in the consolidated financial statements are reported in Euro (“EUR”), except where otherwise stated. We have made rounding adjustments to some of the figures included in this consolidated financial statements. Accordingly, numerical figures shown as totals in some tables may not be an arithmetic aggregation of the figures that preceded them.

The Group presents assets and liabilities in the consolidated statements of financial position based on current or non-current classification. An asset is classified as current when it is expected to be realized within twelve months after the reporting period, except for cash and cash equivalents, which is classified as current unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period. All other assets are classified as non-current. A liability is classified as current when it is due to be settled within twelve months after the reporting period. The Group classifies all other liabilities as non-current.

The financial statements have been prepared on a historical cost basis except for certain financial instruments which are measured at fair value.

The consolidated financial statements were authorized for issue by the members of the Management Board on April 26, 2024.

Basis of consolidation

2.2Basis of consolidation

The consolidated financial statements incorporate the assets and liabilities and the results of operations and cash flows of the Group. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. The financial statements of the subsidiaries are prepared using consistent accounting policies. Intercompany transactions, balances and unrealized gains on transactions between Group entities are eliminated.

Restatement of Previously Issued Consolidated Financial Statements (Financial Year end 2021) for IPO-related costs for 2020

2.3Restatement of Previously Issued Consolidated Financial Statements (Financial Year end 2021) for IPO-related costs for 2020

As disclosed in our 2021 consolidated financial statements, authorized for issue on May 16, 2022, our 2020 consolidated financial statements were restated to correct an error relating to IPO-related costs.

Restatement of Previously Issued Consolidated Financial Statements for certain topics

2.4Restatement of Previously Issued Consolidated Financial Statements for certain topics

Restatement of Previously Issued Consolidated Statements of Operations and Other Comprehensive Income (Loss) and Statements of Financial Positions

In preparing these Financial Statements , VIA identified certain General administrative expenses have not been correctly reflected in the Consolidated Statement of Operations and Other Comprehensive Income (Loss) and Statement of Financial Positions for the year ended December 31, 2021 leading to an understatement of General administrative expenses as well as other financial liabilities by TEUR 760.

VIA also identified errors in the Consolidated Statements of Operations and Other Comprehensive Income (Loss) for the year ended December 31, 2021 related to the calculation of unrealized gains and losses from changes in foreign exchange (“FX”) rates as well as in the allocation of certain expenses between the functional areas “Selling” and “R&D”.

VIA identified that unrealized gains and losses from changes in the FX rate were calculated and recognized gross on a monthly basis in 2021, rather than netting to calculate the net gain or loss for the year, leading to an overstatement of Other operating income as well as Other operating expense by TEUR 3,423.

The incorrect allocation of certain expenses resulted in a decrease in Selling expenses and corresponding increase in Research and development expenses. As a result, the presentation error for the comparative information for 2021 has been remapped, increasing Research and development expense by TEUR 1,379 and decreasing Selling expense by the same amount.

The impacts of the restatement on the periods presented in these financial statements have been reflected throughout the financial statements and applicable footnotes, and are summarized below:

	2021
in EUR	as initially Reported	Adjustment	as Restated
Accumulated Deficit	(26,787,316)	(760,000)	(27,547,317)
Other financial liabilities	7,254,176	760,000	8,014,179
Equity and liabilities	161,666,399	—	161,666,399

	2021
in EUR	as initially Reported	Adjustment	as Restated
General administrative expenses*	(23,038,867)	(760,000)	(23,798,867)
Selling expenses	(6,388,678)	1,379,015	(5,009,662)
Research and development expenses	(4,498,121)	(1,379,015)	(5,877,136)
Other operating income	11,627,312	(3,423,092)	8,204,220
Other operating expenses	(7,709,283)	3,423,092	(4,286,191)
Net loss	(11,508,019)	(760,000)	(12,268,019)
Net loss per share in EUR	(2.59)	(0.17)	(2.76)

* Amounts included under “Consultancy & audit” within Note 19

Restatement of Previously Issued Consolidated Statements of Cash Flows

In preparing the 2022 financial statements, the Company identified multiple errors within the Statement of Cash Flows for the years ended December 31, 2021 and 2020:

1.	VIA identified an error in the presentation of ‘Foreign currency effect’ within the cashflow provided by operating activities and ‘Foreign currency effect’ on cash and cash equivalents in the Statement of Cash Flows for the years ended December 31, 2021 and 2020 amounting to TEUR 3,613 and TEUR 2,911, respectively. The error resulted in the presentation of effects from exchange rate changes on non-reporting currency denominated cash and cash equivalents in VIA optronics AG as operating cash flow instead of presentation as effects of exchange rate changes on cash and cash equivalents.
2.	VIA identified an error in the financing cashflows in 2021 amounting to TEUR 1,612 resulting in the incorrect presentation of Proceeds from loans and borrowings in VIA optronics Group and in the presentation of ‘Foreign currency effect’ within the cashflow provided by operating activities.
3.	VIA identified an error in the presentation of ‘Foreign currency effect’ within the cashflow provided by operating activities in the Statement of Cash Flows in 2021 amounting to TEUR 2,018 instead of presentation as non-cash items in effects of exchange rate changes on cash and cash equivalents.

The impact of the restatement of the previously issued statements of cash flows is as follows:

	2021			2020
in EUR	as initially Reported	Adjustment	as Restated	as initially Reported	Adjustment	as Restated
Adjustments for:
- Foreign currency effect	521,390	(7,243,237)	(6,721,847)	(2,047,671)	2,910,897	863,226
Cash provided by / (used in) operating activities	(22,210,371)	(7,243,237)	(29,453,608)	(1,491,487)	2,910,897	1,419,410
Proceeds from loans and borrowings	55,552,179	1,611,762	57,163,941	53,577,777	—	53,577,777
Net cash provided by / (used in) financing activities	8,208,389	1,611,762	9,820,150	76,236,946	—	76,236,946
Net increase / (decrease) in cash and cash equivalents	(23,239,443)	(5,631,475)	(28,870,918)	71,874,992	2,910,897	74,785,888
Foreign currency effect on cash and cash equivalents	222,307	5,631,475	5,853,782	(188,835)	(2,910,897)	(3,099,731)

Business Combination and Goodwill

2.5Business Combination and Goodwill

The Group accounts for business combinations using the acquisition method when control is transferred to the Group. The cost of an acquisition is measured as the aggregate of the consideration transferred, which is measured at acquisition date fair value, and the amount of any non-controlling interests in the acquiree. For each business combination, the Group elects whether to measure the non-controlling interests in the acquiree at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition-related costs are expensed as incurred and included in general administrative expenses.

When the Group acquires a business, it assesses the identifiable financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions at the acquisition date.

Goodwill is initially measured at cost (being the excess of the aggregate of the consideration transferred and the amount recognized for non-controlling interests and any previous interest held over the net identifiable assets acquired and liabilities assumed). If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the Group re-assesses whether it has correctly identified all of the assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognized at the acquisition date. If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then a bargain purchase gain is recognized in the statement of operations.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

Fair value measurement

2.6.1Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. For some assets and liabilities, observable market transactions or market information is available. For other assets and liabilities, observable market transactions or market information might not be available. When a price for an identical asset or liability is not observable, another valuation technique is used. To increase consistency and comparability in fair value measurements, there are three levels of the fair value hierarchy based on the inputs used:

●	Level 1 – Inputs are unadjusted quoted prices in active markets for identical assets or liabilities
●	Level 2 – Inputs are inputs other than quoted prices included within Level 1, which are observable for the asset or liability either directly or indirectly
●	Level 3 – Inputs are unobservable inputs for the asset or liability

The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

Revenue from contracts with customers
2.6.2	Revenue from contracts with customers

The Group generates revenue from the sale of enhanced display solutions, which use optical bonding technology, and metal mesh touch sensors. VIA provides optical bonding on either a consignment basis (meaning its customer directly sources all of the necessary product components and the Group applies its patented MaxVU bonding process to assemble such components) or a full service basis (meaning the Group will source the necessary product components and perform the related optical bonding) and R&D engineering services. In the sensor technologies segment, the Group focuses on the development, production and sale of metal mesh touch sensors and the development of other sensor components and technologies that can be incorporated into the Group’s integrated display solutions (refer to Note 2.6.15 for further information on the Group’s segments).

Goods and services transferred to a customer are accounted for as separate performance obligations if they are distinct (i.e., the customer can benefit from the goods or services on its own or together with other resources readily available to the customer and the promise to transfer the good or service is separately identifiable from other promises in the contract). The Group considers whether such promises in its contracts are separate performance obligations to which a portion of the transaction price must be allocated. For its fully bonded display, the Group has determined that although there are several components which are used in the bonding process, these components are highly integrated in a way that the customer cannot benefit from either the bonding service or the components used in the bonding process independent from each other. As a result, the fully bonded display is a separate performance obligation both under the consignment model as well as the full service model. The Group also provides warranties under certain customer contracts, which the Group has determined are not separate performance obligations. As a result, no portion of the transaction price is allocated to promises related to warranties.

Under certain contracts performed on a full service basis, Group entities source components such as displays from either the customer or suppliers of the customer. The Group evaluated whether payments for such components are consideration payable to customers and concluded that such payments are in exchange for a distinct good. Therefore, such payments are presented as cost of sales in the consolidated statements of operations and other comprehensive income (loss).

Revenue from contracts with customers is recognized when control of the goods or services is transferred to the customer at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services. The Group has concluded that it is the principal in its revenue arrangements because it typically controls the goods or services before transferring them to the customer (see Note 4.1, Revenue from contracts with customers).

For optical bonding services performed under the consignment model, the assets created have alternative use to the Group entities, so revenue is recognized at a point in time, which is when the enhancement process is finalized, the customer removes the enhanced products from the consignment stock, and the customer is invoiced, according to contract. Invoices are usually payable within 30 days.

For the sale of products under the full service model, revenue is either recognized at a point in time, which is generally the point in time when goods are delivered to the customer, or over time depending on the respective contractual arrangement with the customer. The payment terms either require the customer the make upfront payments or to pay for the products when they have been delivered. In both cases invoices are payable within 30 to 60 days.

For R&D engineering services, revenue is recognized over-time as the customer simultaneously receives and consumes the benefits provided by the Group’s performance completed to date. Payment for such services is made upfront by the customer with the invoices being payable within 30 to 60 days.

With regard to significant accounting judgements for revenue recognition refer to Note 4.1 for further information.

Contract balances

Contract balances

Contract assets

A contract asset is the right to consideration in exchange for goods or services transferred to the customer. If the Group performs by transferring goods or services to a customer before the customer pays consideration or before payment is due, a contract asset is recognized for the earned consideration that is conditional.

Assets recognized from costs to fulfil a contract

Costs to fulfill a contract are recognized as an asset if the incurred costs directly relate to a customer with an existing or specific anticipated contract, generate or enhance resources of the Group that will be used to satisfy the performance obligations in the future and are expected to be recovered.

Assets recognized from costs to fulfil a contract are amortised on a straight-line basis, consistent with the expected lifetime of the contract to which the asset relates.

Contract assets and assets recognized from costs to fulfil a contract are subject to impairment assessment. Refer to Note 2.6.11.

Trade accounts receivable

A receivable is recognized when the Group’s right to consideration is unconditional, which is generally when goods are delivered or services are performed, as only the passage of time is required before payment is due. See Note 2.6.8 for accounting policies of financial assets.

Contract liabilities

A contract liability is the obligation to transfer goods or services to a customer for which the Group has received consideration (or an amount of consideration is due) from the customer. If a customer pays consideration before the Group transfers goods or services to the customer, a contract liability is recognized when the payment is made or the payment is due (whichever is earlier). Contract liabilities are recognized as revenue when the Group performs under the contract. See Note 4.1.

Taxes

2.6.3Taxes

Income tax expense comprises current and deferred tax and is recognized in profit or loss except to the extent that it arises from a business combination, or items recognized directly in equity or other comprehensive income (OCI).

Current tax comprises the expected tax payable or receivable on the taxable income or loss for the year and any adjustment to the tax payable or receivable in respect of previous years. The amount of current tax payable or receivable is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any. It is measured using tax rates enacted or substantively enacted in the countries in which the Group operates at the reporting date. Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax assets are recognized for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. Future taxable profits are determined based on business plans for individual subsidiaries in the Group. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it has become probable that they are recoverable.

The measurement of deferred tax reflects the tax consequences that would follow from the manner in which the Group expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities and applying the tax rates that are expected to be applied to temporary differences when they reverse, using tax rates enacted or substantively enacted at the reporting date.

Foreign currencies

2.6.4Foreign currencies

Functional and presentation currency

The Group’s consolidated financial statements are presented in Euros, which is also the parent company’s functional currency. The Group determines the functional currency for each entity and the respective financial statements are presented using that functional currency.

For the year ended December 31, 2020, and all prior periods, the functional currencies of the Companies of the VIA Group were considered to be the respective local currencies.

Following thorough analysis VIA determined that the functional currency for two of its major group subsidiaries – VIA optronics GmbH and VIA optronics Suzhou should change as both subsidiaries currently generate revenues and expend cash for supplies predominantly in U.S. dollars. Based on the development of these “primary indicators” the functional currency of those companies has been changed from Euro and Chinese Yuan, respectively to U.S. dollars during 2021. In accordance with IAS 21, changes in functional currency are accounted for on a prospective basis.

Transactions and balances

Transactions in foreign currencies are translated into the respective functional currencies of Group companies using the exchange rates following the guidance of IAS 21. Monetary items are subsequently revalued at the foreign currency rate as of the reporting date. Differences arising from revaluation of monetary items are recognized in the consolidated statements of operations. Additionally, non-monetary items are not revaluated as of the reporting date.

Foreign currency translation

Upon consolidation, the assets and liabilities of foreign operations are translated into Euro at the rate of exchange prevailing at the reporting date and the consolidated statements of operations and other comprehensive income (loss) are translated at yearly average rates. The exchange differences arising on translation for consolidation are recognized in OCI. Upon disposal of a foreign operation, the component of OCI relating to that particular foreign operation is reclassified to the consolidated statements of operations.

A summary of exchange rates to the Euro for currencies in which the Group operates is as follows:

	Average Rates
	for the Year
	Ending	Spot Rates at
	Dec. 31	Dec. 31
(€ 1 Equals)	2022	2022
USD	1.0550	1.0666
CNY	7.0786	7.3582
JPY	133.3358	140.6600
TWD	31.4900	32.7400
PHP	57.5384	59.3200

	Average Rates
	for the Year
	Ending	Spot Rates at
	Dec. 31	Dec. 31
(€ 1 Equals)	2021	2021
USD	1.1851	1.1326
CNY	7.6511	7.1947
JPY	129.6878	130.3800
TWD	33.0284	31.5268

	Average Rates
	for the Year
	Ending	Spot Rates at
	Dec. 31	Dec. 31
(€ 1 Equals)	2020	2020
USD	1.1419	1.2271
CNY	7.8690	8.0225
JPY	121.8024	126.4900
TWD	33.6168	34.5067

Property and Equipment

2.6.5Property and Equipment

Property and equipment is measured at cost less accumulated depreciation and any accumulated impairment losses. Evaluation of impairment of non-financial assets is described in Note 2.6.10.

Cost includes expenditures that are directly attributable to the acquisition of the asset or self-constructed assets in addition to any costs incurred in order to bring the assets into operating condition. The cost of an item of property and equipment includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located to the extent there is an obligation to do so. An asset retirement obligation for such costs is recorded upon acquisition. The Group has recognized asset retirement obligations to return certain of the Group’s premises to their original condition (see Note 14). The costs for dismantling and removing an asset are recognized and measured in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets.

Property and equipment are depreciated to their estimated residual values using the straight-line method over their estimated useful lives. Depreciation is recognized in the depreciation expense within the consolidated statements of operations.

Estimated useful lives are as follows:

Years
Technical equipment and machinery	3 ‑ 13
Other equipment, factory and office equipment	3 ‑ 13

Gains or losses on disposal of property and equipment are recognized in the consolidated statements of operations.

Repairs and maintenance are expensed as incurred.

Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate.

Leases

2.6.6Leases

The Group assesses at inception whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. The Group has leases for buildings, vehicles and IT equipment. The Group has elected not to separate lease and non-lease components and instead accounts for these as a single lease component.

Group as a lessee

The Group applies a single recognition and measurement approach for all leases, except for short-term leases and leases of low-value assets. The Group recognizes lease liabilities and right-of-use assets representing the right to use the underlying assets as described below.

Right-of-use assets

The Group recognizes a right-of-use asset at the lease commencement date. Right-of-use assets are initially measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Right-of-use assets are depreciated on a straight-line basis over the shorter of the lease term and the estimated useful lives of the assets, as follows:

Years
Buildings	1.5 ‑ 10
Factory, office and other equipment	2 ‑ 3

In addition, the right-of-use asset is reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability. Refer to Note 2.6.10 Impairment of non-financial assets.

If ownership of the leased asset transfers to the Group at the end of the lease term or the cost reflects the exercise of a purchase option, depreciation is calculated using the estimated useful life of the asset.

The Group presents right-of-use assets in ‘property and equipment’ in the statement of financial position.

Lease liability

The lease liability is initially measured at the present value of the outstanding lease payments at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’s incremental borrowing rate. The Group uses its incremental borrowing rate as the discount rate.

The Group determines its incremental borrowing rate by obtaining interest rates from various external financing sources and makes certain adjustments to reflect the terms of the lease and type of asset leased.

Lease payments included in the measurement of the lease liability comprise the following:

●	Fixed payments, including in-substance fixed payments;
●	Variable lease payments that depend on an index or a rate, initially measured using the index or rate at the commencement date;
●	Amounts expected to be payable under a residual value guarantee; and
●	The exercise price under a purchase option that the Group is reasonably certain to exercise, lease payments in an optional renewal period if the Group is reasonably certain to exercise an extension option, and penalties for early termination of a lease unless the Group is reasonably certain not to terminate early.

The lease liability is measured at amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, if the Group changes its assessment of whether it will exercise a purchase, extension or termination option or if there is a revised in-substance fixed lease payment.

When the lease liability is remeasured, a corresponding adjustment is made to the carrying amount of the right-of-use asset or is recorded in profit or loss if the carrying amount of the right-of-use asset has been reduced to zero.

Short-term leases and leases of low-value assets

The Group applies the short-term lease recognition exemption to leases for IT equipment with an initial lease term of 12 months or less. It also applies the low-value assets recognition exemption to leases of office equipment considered to be of low value. For these leases, expense is recognized on a straight-line basis over the lease term.

Extension options

Some property leases contain extension options exercisable by the Group up to one year before the end of the non-cancellable contract period. Where practicable, the Group seeks to include extension options in new leases to provide operational flexibility. The extension options held are exercisable only by the Group and not by the lessors. The Group assesses at lease commencement date whether it is reasonably certain to exercise the extension options. The Group re-assesses whether it is reasonably certain to exercise the options if there is a significant event or significant changes in circumstances within its control.

Intangible Assets

2.6.7Intangible Assets

Intangible assets that are acquired by the Group and have finite useful lives are measured at cost less accumulated amortization and any accumulated impairment losses.

Subsequent expenditures are capitalized only when it increases the future economic benefits of the specific asset to which it relates.

Intangible assets are amortized using the straight-line method over their estimated useful lives. The amortization is recognized in the consolidated statements of operations.

The Group had no development expenditures that met the requirements for capitalization and thus none have been capitalized. The Group does not have any intangible assets with indefinite useful lives.

Estimated useful lives are as follows:

Years
Customer Relationships	5
Software, Licenses and Patents	2 - 5

Amortization methods, useful lives and residual values are reviewed at each financial year-end and adjusted, if appropriate.

Financial Instruments

2.6.8Financial Instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

Financial assets

The Group’s financial assets include trade accounts receivables, cash and cash equivalents as well as deposits and investments in debt and equity instruments.

Initial recognition and measurement

Financial assets are initially recognized when the Group becomes a party to the contractual provisions of the instrument. Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way transactions) are recognized on the settlement date.

The classification of financial assets depends on the business model within which they are held and their contractual cash flow characteristics. Debt instruments are reclassified if the underlying business model changes. In 2022 as well as in the previous year there were no reclassifications between measurement categories of financial assets. Under IFRS 9, financial assets are classified at initial recognition as subsequently measured at amortized cost, fair value through other comprehensive income, or fair value through profit or loss.

A financial asset is measured at amortized cost (AC), if it is held within a business model whose objective is to hold financial assets in order to collect contractual cash flows and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

A financial asset is measured at fair value through other comprehensive income (FVOCI), if it is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets and the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

A financial asset is measured at fair value through profit or loss (FVTPL) unless it is measured at amortized cost or at fair value through other comprehensive income. Trade receivables against one special customer are regularly sold under a factoring agreement. Therefore, their business model is “hold to sell” and these trade receivables are classified as FVTPL.

However, despite the general classification requirements an entity may, at initial recognition, irrevocably designate a financial asset as measured at FVTPL if doing so eliminates or significantly reduces a measurement or recognition inconsistency (‘accounting mismatch’) that would otherwise arise from measuring assets or liabilities or recognizing the gains and losses on them on different bases.

For equity instruments that would otherwise be measured at FVTPL, an entity may make an irrevocable election at initial recognition to present subsequent changes in fair value in other comprehensive income (equity instrument FVOCI). This election is made on an instrument-by instrument-basis.

Neither the option for measurement of financial assets at FVTPL nor the election to recognize subsequent changes in fair value in other comprehensive income for equity instruments have been applied by the Group.

Generally, the Group initially measures a financial asset at its fair value plus, in the case of financial assets not measured at FVTPL, directly attributable transaction costs. Trade receivables that do not contain a significant financing component are measured at the transaction price in accordance with IFRS 15.

Subsequent measurement

Depending on different classifications, subsequent measurement of financial assets is as follows:

●	AC: subsequent measurement of financial assets classified within this category is at amortized cost determined by using the effective interest rate method. The amortized cost is reduced by impairment losses. Interest income is recognized within the financial result. Foreign exchange gains and losses, impairment losses (including reversals of impairment losses or impairment gains) as well as any gain or loss on derecognition are recognized in other operating income or expense.
●	Debt instrument FVOCI: subsequent measurement of financial assets classified within this category is at their fair value. Interest income, which is calculated using the effective interest rate method, is recognized within the financial result. Foreign exchange gains and losses as well as impairment losses (including reversals) are recognized in other operating income or expense. Other gains and losses are recognized in OCI. On derecognition, gains and losses accumulated in OCI are reclassified to profit or loss.
●	Equity instrument FVOCI: subsequent measurement of financial assets classified within this category is at their fair value. Dividends are recognized in profit or loss in other operating income or expense unless the dividend clearly represents a recovery of part of the cost of the investment. Other gains and losses are recognized in OCI and are never reclassified to profit or loss.
●	FVTPL: subsequent measurement of financial assets classified within this category is at their fair value. Gains and losses, including any interest or dividends income, are recognized within the financial result.

For information on the classification of the financial assets held by the Group refer to Note 24.

Derecognition

A financial asset is derecognized when the rights to receive cash flows from the asset have expired or the Group has transferred its rights to receive cash flows in a transaction in which either:

●	substantially all of the risks and rewards of ownership of the financial asset are transferred; or
●	the Group neither transfers nor retains substantially all of the risks and rewards of ownership and it does not retain control of the financial asset.

Financial liabilities

The Group’s financial liabilities include trade and other payables as well as loans and borrowings, including bank overdrafts.

Initial recognition and measurement

Financial liabilities are initially recognized when the Group becomes a party to the contractual provisions of the instrument. Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way transactions) are recognized on the settlement date.

Financial liabilities are classified at initial recognition as financial liabilities at fair value through profit or loss (FVTPL) or as financial liabilities at amortized cost (AC). A financial liability is classified as at FVTPL if it is classified as held-for-trading, it is a derivative or it is designated as such on initial recognition. Otherwise, it is classified as an AC. Financial liabilities are initially measured at fair value minus, in the case of financial liabilities not measured at FVTPL, directly attributable transaction costs.

Subsequent measurement

After initial recognition, interest bearing loans and borrowings are subsequently measured at amortized cost using the effective interest rate method. Gains and losses are recognized in the consolidated statements of operations within other operating income and expenses when the liabilities are derecognized. Gains and losses from the application of the effective interest rate method are recognized within the financial result. Gains and losses from currency translation are recognized in other operating income or expenses.

All of the Group’s financial liabilities are classified as measured at AC.

Derecognition

A financial liability is derecognized when the obligation under the liability is discharged or cancelled or expires. The Group also derecognizes a financial liability when its terms are modified and the cash flows of the modified liability are substantially different, in which case a new financial liability based on the modified terms is recognized at fair value.

On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid (including any non-cash assets transferred or liabilities assumed) is recognized in profit or loss.

Offsetting

Financial assets and financial liabilities are offset, and the net amount is reported in the consolidated statements of financial position if there is a currently enforceable legal right to offset the recognized amounts and there is an intention either to settle on a net basis or to realize the assets and settle the liabilities simultaneously. The Group has no such assets and liabilities.

Inventories

2.6.9Inventories

Inventories are measured at the lower of cost or net realizable value. The cost of inventories is either based on the first-in first-out principle or the moving average method, depending on its nature, and includes expenditures incurred in acquiring the inventories, production or conversion costs and other costs incurred in bringing them to their existing location and condition. In the case of manufactured inventories and work in progress, cost includes an appropriate share of production overhead based on normal operating capacity.

Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs of completion and estimated costs to make the sale.

Impairment of non-financial assets

2.6.10Impairment of non-financial assets

At each reporting date, the Group reviews the carrying amounts of its non-financial assets (intangible assets and property and equipment) to determine whether there is any indication of impairment. If any such indication exists or if an annual impairment test is required (i.e. goodwill), then the asset’s recoverable amount is estimated.

In 2022, the share price of VIA optronics dropped significantly resulting in the market capitalization of VIA optronics being below the carrying amount of net assets of the Group. According to IAS 36.12 (d), this represents a triggering event for a potential impairment. For this reason, an impairment indicator was given for the cash-generating units (“CGU”) Sensor Technologies (assets only; no goodwill is recognized in this CGU) as well as for the CGU Display Solutions (including goodwill in the amount of TEUR 1,721). An impairment test was carried out for both CGUs, which in neither case resulted in a need for an impairment loss.

For impairment testing, assets are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows of other assets or CGUs. Goodwill is allocated to and tested for impairment on the level of CGUs on which it is monitored for internal management purposes. Within the VIA Group, such level is the segment.

For the purpose of the impairment test, the carrying amount of an asset or CGU is compared to the recoverable amount. The recoverable amount of an asset or CGU is the greater of its value in use and its fair value less costs to sell. VIA therefore determines in a first step the value in use based on the estimated future cash flows, discounted to their present value using an after-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or CGU.

The cash flows used for the calculation of the value in use of the CGUs are derived from forecasts approved by management with a forecast period of 5 years. For the purposes of calculating cash flows beyond the forecast period, a perpetual annuity return of 1.0 % is assumed. Forecasting assumptions are adjusted to current information and regularly compared with external sources. The assumptions used take account in particular of expectations of a significant increase in the number and size of projects and an associated increase in revenues based thereon of an average yearly increase of approximately 28 % as well as an increased operating profitability of the product portfolio. This development is significantly supported by the acquisition of new projects with existing customers, as well as the acquisition of new customers in connection with the strengthening of the cooperation with strategic partners, with the aim to penetrate new markets and to win profitable projects there. In order to achieve a stable operating margin of between 10 % and 15 % far-reaching measures are being taken to generate cost savings and sustainably raise the company’s performance to a higher level.

The risk-adjusted discount rate takes into account specific peer group information relating to beta-factors, capital structure data and borrowing costs. For the fiscal year 2022, VIA applied an after-tax discount rate for its goodwill impairment test at the level of the CGUs Display Solutions and Sensor Technology of 8.02% (equal to a pre-tax discount rate of 11.82%). The equity cost included in the after-tax discount rate are based on a risk-free rate of 2.50 % and a market risk premium of 7.50%.

The value in use determined as described above is compared to the carrying amount of the asset or CGU. Only if the value in use is lower than the carrying amount, VIA in a second step determines the fair value less costs to sell and compares the amount so determined with the asset’s carrying amount.

An impairment loss is recognized if the carrying amount of an asset or CGU exceeds its recoverable amount.

Impairment losses are recognized in the statements of operations. They are allocated to reduce the carrying amounts of the other assets in the CGU on a pro rata basis.

An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.

In conjunction with the impairment tests for CGUs, sensitivity analyses are performed for the main assumptions in order to rule out that reasonable changes to the assumptions used to determine the recoverable amount would not result in the requirement to recognize an impairment loss. In case of the CGUs Display Solutions and Sensor Technologies a reasonable possible decrease in revenues amounting to 10.0 % in combination with an unchanged cost structure as well as a reasonably possible change in the after-tax WACC to 9.5 % were assumed. Even in case of a reasonably possible change in one of the two key assumptions, the need to recognize an impairment loss did not arise.

Impairment of financial assets

2.6.11Impairment of financial assets

The impairment regulations of IFRS 9 are required to be applied to financial assets measured at AC, debt investments measured at FVOCI, contract assets and lease receivables.

Expected credit losses (ECLs) are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all cash shortfalls (i.e. the difference between the cash flows due to the entity in accordance with the contract and the cash flows that the Group expects to receive). They are discounted at the effective interest rate of the financial asset.

Except for trade accounts receivables and contract assets, the Group has to apply the general approach to determine ECLs which requires all financial assets to be allocated to three stages.

Stage 1:

●	All financial assets, except for those which are already credit-impaired when purchased or originated or which fall under the simplified approach, are initially allocated to the first stage. For financial assets within this stage the Group recognizes 12-month expected credit losses by establishing a loss allowance.
●	Interest income for financial assets in stage 1 is calculated based on the gross carrying amount.

Stage 2:

●	The second stage contains financial assets whose credit risk has significantly increased since initial recognition, but which are not to be regarded as being credit-impaired. For these financial assets the Group recognizes lifetime expected credit losses.
●	Interest income for financial assets in stage 2 is calculated based on the gross carrying amount.

Stage 3:

●	Stage three contains financial assets which are credit-impaired which requires that one or more events that have a detrimental impact on the estimated future cash flows have occurred. Examples for such events include e.g. significant financial difficulty of the issuer or the borrower, a breach of contract (such as a default or past due event) or it becoming probable that the borrower will enter bankruptcy or other financial reorganization.
●	For these financial assets, lifetime expected credit losses are also required to be recognized.
●	Interest income for financial assets in stage 3 is calculated based on the amortized cost of the financial asset.

Lifetime ECLs are the ECLs that result from all possible default events over the expected life of a financial instrument. 12-month ECLs are the portion of lifetime ECLs that result from default events that are possible within the 12 months after the reporting date (or a shorter period if the expected life of the instrument is less than 12 months).

Regarding the financial assets held by the Group, ECLs for bank deposits and for other financial assets in the form of rent deposits are generally calculated by applying the general approach. However, since bank as well as rent deposits are held by well-known and established financial institutions, the Group considered the resulting ECLs to be immaterial and thus has not recognized them.

For trade accounts receivables, including those which are credit-impaired, and contract assets the Group applies a simplified approach in calculating ECLs. Therefore, the Group does not track changes in credit risk, but instead recognizes a loss allowance based on lifetime ECLs at each reporting date. The Group has established an entity-specific provision matrix that is based on its historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment. For further information on the provision matrix for trade accounts receivables refer to Note 4.2.

However, due to the short-term nature of its contract assets the Group decided not to recognize ECLs because of materiality considerations.

The Group considers a financial asset in default when contractual payments are 120 days past due. A significant increase in credit risk is to be assumed if the entity that owes the payment is going into financial default or other information lets the Group assume that a default is to be expected, even before the 120 day period. In certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Group. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

The Group presents the net amount from impairment losses as well as income from reversals of ECLs within other operating expenses.

Cash and cash equivalents

2.6.12Cash and cash equivalents

Cash and cash equivalents represent cash at banks and cash on hand with original maturities of three months or less from the date of acquisition.

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

Provisions

2.6.13Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The unwinding of the discount is recognized as finance cost.

A provision for warranties is recognized when the underlying products or services are sold, based on historical warranty experience and a weighting of possible outcomes against their associated probabilities.

For several leased buildings, the Group has installed leasehold improvements primarily related to cleanrooms and a provision related to the associated asset retirement obligation has been recognized (see Note 2.6.5).

Pensions and other post-employment benefits

2.6.14Pensions and other post-employment benefits

Pensions and similar obligations relate to the Group’s statutory pension obligations for defined contribution plans. Obligations for contributions to defined contribution plans are recognized as an expense in the statements of operations. The Group has no defined benefit plans.

Segments

2.6.15Segments

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker (CODM). The CODM is comprised of the CEO and the CFO of VIA. The Group reports three reportable segments: “Display Solutions”, “Sensor Technologies” and “Other Segments”. Beginning in 2021, VIA optronics AG is no longer aggregated as part of the reportable segment Display Solutions but reported as “Other segments”. Comparative information for 2020 has been adjusted accordingly in Note 26.

Although Display Solutions includes a number of different applications for optical bonding services, the process, customers and economic characteristics are similar. The Display Solutions facilities have the capability of serving both the consignment and full service models.

The acquisition of VTS provided a horizontal extension of the value chain, but its operations are not significantly interrelated to other group entities. Therefore, the Group has an operating segment which is separately reviewed by the CODM. The segment Sensor Technologies engages in the production of metal mesh touch sensor technology and electrode base film.

The CODM monitors the operating results of its segments separately for the purpose of making decisions regarding resource allocation and performance assessment. Segment performance is evaluated based on revenue, gross profit and net income (loss). Primary measure of performance in this case are revenues and net income (loss).

During the reporting period, inter-segment supply of goods occurred from the segment “Sensor Technologies” to the segment “Display Solutions” to be used in the further production process. Additionally, inter-segment services are provided from the holding functions in “Other Segments” to the segments “Display Solutions” and “Sensor Technologies” as well as from the segment “Display Solutions” to the segment “Sensor Technologies”, for which a handling and management fee occurs.

The Group defines segment assets, segment liabilities and capital expenditure, as the total assets, total liabilities, and total capital expenditure relating to the specific reportable segment of the Group (see Note 26).

Related parties

2.6.16Related parties

Related parties are members of the Group’s Supervisory Board, executive officers, key management personnel or holders of more than 20 % of its shares. The key management personnel according to IAS 24 are those persons having authority and responsibility for planning, directing and controlling the activities of the Group, directly or indirectly, including the directors of the Group (CEO and CFO). Furthermore, close family members of related parties are in the scope of IAS 24.

The fair value of the amount of share-based payment arrangements payable to members of the executive management in respect of the short-term incentives (“STI”) that are settled in cash is recognized as personnel expense with a corresponding increase in liabilities over the fiscal year in which the members of the executive management become unconditionally entitled to these payments The liability is remeasured at each interim reporting date and at the settlement date based on the fair value of the share-based payments to be settled. All changes in the liability are recognized in profit or loss.

Share-based payments arrangements to members of the executive management in respect of the long-term incentive program (“LTI”) with a choice of settlement, which lies with the entity, and expected to be settled in equity are measured at their fair value at grant date. The related expense is recognized as personnel expense over the vesting period and offset against capital reserves. (See Note 27)

Share-based payment arrangements with employees

2.6.17Share-based payment arrangements with employees

Additionally to the share-based payment arrangements payable to members of the executive management, the Group has also granted short-term incentives (“STI”) to employees of the Group that are settled in cash. The fair value of the amount of share-based payment arrangements payable is recognized as personnel expense with a corresponding increase in liabilities over the fiscal year in which the employees become unconditionally entitled to these payments. The liability is remeasured at each interim reporting date and at the settlement date based on the fair value of the share-based payments to be settled. All changes in the liability are recognized in profit or loss.

The STI is based on three performance indicators, performance measured by EBITDA, growth measured by sales and the share price, with equal weighting and in a one-year assessment period. EBITDA is calculated based on consolidated figures and measured against budgeted values. Sales are calculated based on consolidated figures and measured against audited prior year sales. The ADS share price in the relevant year is compared to the previous year. Payment is made in the year following the end of the fiscal year for which the bonus is granted.